RYDEX VARIABLE TRUST

                      Supplement dated July 18, 2007 to the
                         Rydex Variable Trust Prospectus
        Dated May 1, 2007, as Supplemented May 23, 2007 and June 28, 2007


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE RYDEX VARIABLE TRUST PROSPECTUS (THE "PROSPECTUS") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THAT PROSPECTUS.

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I.       DISCONTINUATION OF MORNING NAV CALCULATION

EFFECTIVE SEPTEMBER 1, 2007, RYDEX VARIABLE TRUST WILL DISCONTINUE CALCULATING THE NET ASSET VALUE ("NAV") OF THE DOW 2X STRATEGY FUND, OTC 2X STRATEGY FUND, S&P 500 2X STRATEGY FUND, INVERSE DOW 2X STRATEGY FUND, INVERSE OTC 2X STRATEGY FUND AND INVERSE S&P 500 2X STRATEGY FUND AS OF 10:45 A.M., EASTERN TIME AND, SIMILAR TO THE OTHER RYDEX VARIABLE TRUST FUNDS, WILL ONLY CALCULATE NAV FOR THESE FUNDS AS OF THE REGULARLY SCHEDULED CLOSE OF NORMAL TRADING ON THE NYSE. AS A RESULT OF THE DISCONTINUATION OF THE MORNING NAV CALCULATION, THE FIRST AND SECOND PARAGRAPHS UNDER THE PROSPECTUS HEADING "PURCHASING AND REDEEMING SHARES
- NET ASSET VALUE" HAVE BEEN DELETED AND REPLACED WITH THE PARAGRAPH BELOW.

     The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

II.      COMMODITIES STRATEGY FUND BENCHMARK NAME CHANGE

EFFECTIVE IMMEDIATELY, THE NAME OF THE COMMODITIES STRATEGY FUND'S BENCHMARK IS CHANGED FROM GSCI(R) TOTAL RETURN INDEX TO S&P GSCI(TM) COMMODITIES INDEX.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.